UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 20, 2019, CenterPoint Energy, Inc. (“CenterPoint Energy”) updated its electric operations and natural gas distribution regulatory information slide presentations, which are posted on the Investor Relations page of its website under Regulatory Information, to provide additional clarification on traditional and non-traditional equity capitalization structures within CenterPoint Energy’s Indiana jurisdictions as well as the base year noted for certain historical rate cases. Copies of the updated electric operations and natural gas distribution regulatory information slide presentations are furnished as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Exhibit 99.1 and Exhibit 99.2 are furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, as amended, and the information in Exhibits 99.1 and 99.2 will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1 and Exhibit 99.2 are furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, as amended, and the information in Exhibit 99.1 and Exhibit 99.2 will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Electric Operations Regulatory Information Slide Presentation

99.2	Natural Gas Distribution Regulatory Information Slide Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.	CENTERPOINT ENERGY, INC.

Date: March 20, 2019	By:	/s/ Kristie L. Colvin
Kristie Colvin
Senior Vice President and Chief Accounting Officer